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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) - June 28, 2001

                          Correctional Properties Trust
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             (Exact Name of Registrant as Specified in Its Charter)




          Maryland                      1-14031                 65-0823232
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)



3300 PGA Boulevard, Suite 750, Palm Beach Gardens, Florida           33410
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(Address of Principal Executive Offices)                           (Zip Code)


                                 (561) 630-6336
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address; if Changed Since Last Report)


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Item 2. Acquisition or Disposition of Assets.

         On June 28, 2001, Correctional Properties Trust, a Maryland real estate investment trust (the "Company"), through its wholly-owned subsidiary, Correctional Properties North Carolina Prison Finance LLC, ("CP North Carolina"), acquired the Pamlico Correctional Facility in Bayboro, North Carolina from Corrections Corporation of America for approximately $24,050,000, plus closing expenses. This 576-cell, medium-security prison is leased to the State of North Carolina, under a long- term, triple-net lease. The North Carolina Department of Correction operates the facility.

         The acquisition was financed from the proceeds of the issuance by CP North Carolina of $57,535,000 in Taxable Mortgage Revenue Bonds, Series 2001 (the "Bonds"). The proceeds from the Bonds have been used to complete this acquisition as well as to refinance the Mountain View Correctional Facility in Spruce Pine, North Carolina, which was acquired in March 2001. The Debt Service Schedule for the Bonds is attached as Exhibit 99.2 to this Form 8-K.

         The remaining proceeds from the Bonds were used to provide a debt service reserve fund of approximately $5,753,000, establish a working capital fund of $750,000, and pay the costs of the transaction, including the one time premium paid to Ambac Assurance Corporation for a bond insurance policy.

Item 5. Other Items

         On June 28, 2001, the Company entered into Amendment Agreement No. 4 to the Credit Agreement, amending the Company's Bank Credit Facility to facilitate the issuance of the Bonds. The amendments include an increase in the total indebtedness to liabilities plus shareholders' equity covenant, an increase in the allowable ratio of non-recourse indebtedness to consolidated total value, and a modification reducing interest rate swap requirements. The bank fee for these amendments was approximately $110,000.

Item 7. Financial Statement and Exhibits

(a) Financial Statements of Businesses Acquired. [To be filed by amendment to this Form 8-K]

(b)      Pro Forma Financial Information. [To be filed by amendment to this Form
         8-K]

(c)      Exhibits

         (2) The Agreement of Sale, by and between Corrections Corporation of America, a Maryland corporation, and CPT Operating Partnership, L.P., a Delaware limited partnership.

         (10.1) Amendment Agreement No. 4 to Credit Agreement ("Amendment Agreement"), dated June 28, 2001, by and among CPT Operating Partnership L.P., a Delaware limited partnership (the "Borrower"), Correctional Properties Trust, a Maryland real estate investment trust, Bank of America, N.A., as successor in interest to Nationsbank, National Association (the "Agent"), as Agent for the lenders (the "Lenders").


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         (99.1) Press Release of Correctional Properties Trust, dated June 28,
         2001

         (99.2) Debt Service Schedule for the Taxable Mortgage Revenue Bonds, Series 2001 of Correctional Properties North Carolina Prison Finance LLC

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CORRECTIONAL PROPERTIES TRUST


July 13, 2001                         By: /s/ Charles R. Jones
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                                      Charles R. Jones
                                      President and Chief Executive Officer



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                          CORRECTIONAL PROPERTIES TRUST
                           CURRENT REPORT ON FORM 8-K

                                  EXHIBIT INDEX

EXHIBIT NO.             DESCRIPTION                    SEQUENTIAL PAGE NUMBER
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2                       Agreement of Sale (Pamlico
                        Correctional Facility)

10.1                    Amendment Agreement No. 4 to
                        Credit Agreement

99.1                    Press Release dated
                        June 28, 2001

99.2                    Debt Service Schedule for the Taxable
                        Mortgage Revenue Bonds, Series 2001 of
                        Correctional Properties North Carolina
                        Prison Finance LLC



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